                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


-------------------------------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report: September 25, 1998

                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                   1-12898                38-2011419
            --------                   -------                ----------
          (State or other            (Commission          (I.R.S. Employer
          jurisdiction               File Number)        Identification No.)
          of incorporation)         Formerly 96868


         27555 Farmington Road
        Farmington Hills, Michigan                           48334-3357
        ---------------------------                          ----------
          (Address of principal                              (zip code)
            executive offices)


Registrant's telephone number, including area code (248) 488-7000


Total Pages:  7

Item 5.   Other Events

          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          See the Report to the Trustee and the Report to the Certificate

holders for the month of September 1998 attached hereto as Exhibit A and

Exhibit B, respectively.

                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Source One Mortgage Services Corporation
(Registrant)


Date:  September  25, 1998              By: /s/ John Cleary
                                           -------------------------------
                                           John Cleary
                                           Senior Vice President

                             SERVICER'S CERTIFICATE
                                 September 1998
                                 (month) (year)

                  Mortgage Pass-Through Certificates, Series A,
                            11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a) As the close of business on the Business Day next preceding the Determination Date for this month:

(1)       The Maximum Payment Amount is:                     $  1,371,440.19
                                                              --------------

(2)       Aggregate Payments to date are:                    $     -0-
                                                              --------------

(3)       Net recoveries to date are:                        $     -0-
                                                              --------------

(4)       The Amount Available for this month is:            $  1,371,440.19
                                                              --------------

(5)       The Delinquency Amount for this month is:          $     -0-
                                                              --------------

(6)       The Repurchase Amount for this month is:           $     -0-
                                                              --------------

(7)       The amount to be distributed to Certificate
          holders in this month from funds available
          in the Certificate Account pending distribution
          or withdrawal in future months is:                 $     27,641.76
                                                              --------------

(8)       The Amount of Payment for this month is:           $      -0-
                                                              --------------

(9)       Estimated Net Recoveries for month are:            $      -0-
                                                              --------------

(10)      The Amount of Additional Payments for this
          month is:                                          $      -0-
                                                              --------------

(11)      The amount of (8) above allocable to (5)
          above is:                                          $      -0-
                                                              --------------

(12)      The amount of (8) above allocable to (6)
          above is:                                          $      -0-
                                                              --------------

(13)      The amount to be distributed on the
          Distribution Date for this month per Single
          Certificate is:
                                            Principal:       $        4,3086
                                                              --------------

                                            Interest:        $        4.0474
                                                              --------------

                                            Total:           $        8.3560
                                                              --------------

(b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are identified in Exhibit B to the Agreement as Loan
          numbers     -0-.
                  -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                    Source One Mortgage Services Corporation, as Servicing Agent


                                    By: /s/ John Cleary
                                       -------------------------------------
                                       John Cleary
                                       Senior Vice President

                          Report to Certificate Holders

                                 September 1998
                                 (month) (year)

                    Source One Mortgage Services Corporation
                  Mortgage Pass-Through Certificates, Series A
                            11 1/2% Pass-Through Rate


      The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1, 1985 (the "Agreement", between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

      "Single Certificate" means a Certificate representing an undivided 1/3308th interest in the Pool.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

      "Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

      "Determination Date" means the third Business Day next preceding the Distribution Date for this month:

      As of the close of business on the Business Day next preceding the Determination Date for this month:

      (1)  The amount of this month's distribution on a per Single
           Certificate basis allocable to scheduled repayments (not
           including prepayments) of principal
           of the Loans in the Pool is:                                $  4,0598
                                                                       ---------

      (2)       The amount of this month's distribution on a per-Single Certificate basis allocable to prepayments (not including scheduled repayments) of
                principal of the Loans in the Pools is:                                    $     .2488
                                                                                           -----------

      (3)       The amount of this month's distribution on a per-Single Certificate
                basis allocable to payments of interest on the Loans in the Pool is:       $    4.0474
                                                                                           -----------

      (4)       The amount of servicing compensation received by the Company during
                the current month is:                                                      $  1,910.14
                                                                                           -----------

      (5)       The aggregate outstanding principal amount of the Loans in the Pool
                net on the current distribution is:                                        $1,382,852.34
                                                                                           -------------

      (6)       The number and aggregate principal balances of the Loans in the Pool
                delinquent one month are:                                                  6 loans with a
                                                                                           principal balance
                                                                                           of 190,180.14
                                                                                              ----------

      (7)       The number and aggregate principal balances of the Loans                   0 loan with a
                in the Pool delinquent two or more months are:                             principal balance
                                                                                           of     -0-
                                                                                               -------------

      (8)       The book value of any collateral acquired by the Pool through
                foreclosure or otherwise is:                                                      -0-
                                                                                               -------------

      (9)       The current ratio of the amount available in the
                Trust for payments to Certificate holders (after
                adjustment to reflect amounts to be distributed this
                month) to the aggregate principal balance of the
                loans in the Pool net of this distribution is:                                   99 to 1
                                                                                               -------------

      (10)      The Company should give any other customary information as the Company deems necessary of desirable to enable Certificate Holders to prepare their tax returns.


      SOURCE ONE MORTGAGE SERVICES CORPORATION as Servicing Agent

                             By: /s/ John Cleary
                                 --------------------------
                                 John Cleary
                                 Senior Vice President

                              CMBS TRUSTEE REPORT
                               SEPTEMBER 25, 1998


Certificate Account Balance - Prior                                               21,681.39

Deposits

     Principal                                                                    37,692.10
     Interest                                                                     15,621.64
     Advances                                                                           .00
     Liquidation Proceeds                                                               .00
     Insurance Proceeds                                                                 .00
     PMI Proceeds                                                                       .00
     Repurchase Proceeds                                                                .00

Withdrawals                                                                             .00

Reimbursements

     Restoration of Uninsured Property                                                  .00
     Liquidation Expenses                                                               .00
     Expenses for Welfare of Certificate Holders                                        .00
     Advances                                                                           .00

Payment to Certificate Holders 9-25-98                                            27,641.76
Servicing Compensation                                                             1,910.14
Excess of Liquidation Proceeds Passed Thru                                              .00

Certificate Account Balance - Current                                             35,319.25

Loans Two of More Months Delinquent =6                                           190,180.14


                                      Source One Mortgage Services Corporation


                                      By: /s/ John Cleary
                                          ---------------------------------
                                          John Cleary
                                          Senior Vice President